                                  Exhibit 4.1
                             Cade Industries, Inc.
                            September 30, 1995 10-Q

          THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND
                              TERM LOAN AGREEMENT


         This Amendment, made and delivered as of September 29, 1995, by and between CADE INDUSTRIES, INC. ("Borrower") and COMERICA BANK ("Bank").

                                  WITNESSETH:

         WHEREAS, the Borrower and the Bank are parties to that certain Amended and Restated Revolving Credit and Term Loan Agreement dated January 30, 1995, as amended as of March 3, 1995 and June 1, 1995 (the "Agreement"); and

         WHEREAS, the Bank and the Borrower desire to amend the Agreement as set forth below;

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the Borrower and the Bank agree as follows;

         1. The phrase "Five Million Dollars ($5,000,000)" in Section 1.A.1 is replaced by "Four Million Dollars ($4,000,000)."

         2.      Section 1.A.2 is replaced in its entirety with the following:

         The principal indebtedness represented by the Revolving Credit Note and all interest thereon shall be payable in accordance with the terms of the Revolving Credit Note.

         3. The phrase "Seven Hundred Eighty Five Thousand Seven Hundred Fourteen and 31/100 Dollars ($785,714.31)" is replaced by "Three Million Six Hundred Thousand Dollars ($3,600,000)."

         4.      Section 1.B.2 is replaced in its entirety with the following:

         The principal indebtedness represented by the Term Note and all interest thereon shall be payable in accordance with the terms of the Term Note.

         5.      Section 1.B.4 is deleted.

         6.      Section 4.10 is replaced in its entirety with the following:

         Maintain a Tangible Net Worth of not less than $16,500,000 from the date of the Amendment through December 30, 1996;

$17,000,000 from December 31, 1996 through December 30, 1997; and increase an additional $250,000 on December 31, 1997 and each December 31st thereafter.

         7.      Section 4.12 is amended by replacing "1.75" with "2.0."

         8.      Section 4.13 is replaced in its entirety by the following:

         Maintain Cash Flow Coverage Ratio. On a consolidated and non-consolidated basis, maintain a Cash Flow Coverage Ratio of not greater than
6.5 to 1.0.

         CASH FLOW COVERAGE RATIO" of any person shall mean, for any applicable period of determination, the ratio of (a) the sum of net income for such period before interest and taxes, plus depreciation, amortization and other non-cash charges and expenses for such period, to (b) principal payments on all Debt (including, without limitation, the Indebtedness) which were due and payable during such period, whether or not such payments were actually made, plus interest paid during such period. The Cash Flow Coverage Ratio shall be calculated as of the end of each of Borrowers fiscal quarters, and shall be based upon the four (4) immediately preceding fiscal quarters of Borrower then ending.

         9.      Exhibit "A" is replaced with the Exhibit "A" attached hereto.

         10.     Exhibit "B" is replaced with the Exhibit "B" attached hereto.

         11.     Exhibit "C" is replaced with the Exhibit "C" attached hereto.

         12. Exhibit "D" is amended by replacing paragraph 2.1 (c) with the following: "that certain Term Note dated September 29, 1995 made in the principal amount of Three Million Six Hundred Thousand Dollars ($3,600,000) by Borrower payable to Bank" and by amending paragraph 2.1(d) by replacing the phrase "January 30, 1995 in the principal amount of Five Million Dollars ($5,000,000) with "September 29, 1995 in the principal amount of Four Million Dollars ($4,000,000)."

         13. Borrower is responsible for all costs incurred by Bank, including reasonable attorney fees, with regard to the preparation and execution of this Amendment.

         14. The execution of this Amendment shall not be, nor deemed to be, a waiver of any Default or Event of Default.


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

         15. All the terms used herein which are defined in the Agreement shall have the same meanings as used therein, unless the context clearly requires otherwise.

         16. Borrower hereby waives, discharges, and forever releases Bank, Bank's employees, officers, directors, attorneys, stockholders and successors and assigns, from and of any and all claims, causes of action, allegations or assertions that Borrower has or may have had at any time up through and including the date of this Amendment, against any or all of the foregoing, regardless of whether any such claims, causes of action, allegations or assertions are known to Borrower or whether any such claims, causes of action, allegations or assertions arose as a result of Bank's actions or omissions in connection with the Agreement, or any amendments, extensions or modifications thereto, or Bank's administration of debt evidenced by the Agreement or otherwise.

         17. Borrower expressly acknowledges and agrees that except as expressly amended herein, the Agreement, as amended, shall remain in full force and effect and is hereby ratified, confirmed and restated.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first set forth above.

                                                       CADE INDUSTRIES, INC.


                                                       By /s/ Edward B. Stephens
                                                          ----------------------
                                                       Its Vice President


                                                       COMERICA BANK

                                                       By /s/ Lori M. Fisher
                                                       -------------------------
                                                       Its Vice President





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
EXHIBIT "A"                              TAX I.D. NO. __________________________


                                PROMISSORY NOTE


$4,000,000.00                                                  Detroit, Michigan
                                                              September 29, 1995


         On or before April 1, 1996 (herein called the "Maturity Date"), FOR VALUE RECEIVED, the undersigned, CADE INDUSTRIES, INC. (herein called "Borrower"), promises to pay to the order of COMERICA BANK (herein called "Bank"), in lawful currency of the United States of America, the sum of FOUR MILLION DOLLARS ($4,000,000.00), or so much of said sum as has been advanced and is then outstanding under this Note, together with interest thereon as hereinafter set forth.

         This Note is a note under which Advances, repayments and re-Advances may be made from time to time, subject to the terms and conditions of this Note; provided however, in no event shall Bank be obligated to make any Advances or re-Advances hereunder (notwithstanding anything expressed or implied herein or elsewhere to the contrary).

         Each of the Advances made hereunder shall bear interest at the Eurodollar-based Rate or the Prime-based Rate, as elected by Borrower or as otherwise determined under this Note.

         Accrued and unpaid interest on the unpaid balance of each outstanding Prime-based Advance shall be payable quarterly, in arrears, commencing on December 31, 1995, and on the last Business Day of each succeeding quarter thereafter. Interest accruing at the Prime-based Rate shall be computed on the basis of a year of 360 days, and shall be assessed for the actual number of days elapsed, and in such computation, effect shall be given to any change in the Prime-based Rate as a result of any change in the Prime-based Rate on the date of each such change.

         Accrued and unpaid interest on each Eurodollar-based Advance shall be payable on the last day of the Interest Period applicable thereto. Interest accruing at the Eurodollar-based Rate shall be computed on the basis of a 360 day year and shall be assessed for the actual number of days elapsed from the first day of the Interest Period applicable thereto but not including the last day thereof.

         From and after the occurrence of any Default hereunder, and so long as any such Default remains unremedied or uncured thereafter, the Indebtedness outstanding under this Note shall bear interest at a per annum rate of three percent (3%) above the otherwise Applicable Interest Rate, which interest shall be payable upon demand.

         The amount and date of each Advance, its Applicable Interest Rate, its Interest Period, if any, and the amount and date of any repayment shall be noted on Bank's records, which records shall be conclusive evidence thereof, absent manifest error; provided, however, any failure by Bank to make any such notation, or any error in any such notation, shall not relieve Borrower of its obligations to repay Bank all amounts payable by Borrower to Bank under or pursuant to this Note, when due in accordance with the terms hereof.

         Borrower may request an Advance hereunder, including the refunding of an outstanding Advance as the same type of Advance or the conversion of an outstanding Advance as the same type of Advance, upon the delivery to Bank of a Request for Advance executed by an authorized officer of Borrower, subject to the following:

         (a) no Default, and no condition or event which, with the giving of notice or the running of time, or both, would constitute a Default, shall have occurred and be continuing or exist under this Note:

         (b) each such Request for Advance shall set forth the information required on the Request for Advance form annexed hereto as Exhibit "A";

         (c) each such Request for Advance shall be delivered to Bank by 11:00 a.m. (Detroit, Michigan time) one (1) Business Day prior to the proposed date of Advance in the case of Eurodollar-based Advances, and by 11:00 a.m. (Detroit, Michigan time) on the proposed date of Advance in the case of Prime-based Advances;

         (d) the principal amount of each Eurodollar-based Advance shall be at least Five Hundred Thousand Dollars ($500,000.00);

         (e) the proposed date of any refunding of any outstanding Eurodollar-based Advance as another Eurodollar-based Advance or the conversion of any outstanding Eurodollar-based Advance to a Prime-based Advance shall only be on the last day of the Interest Period applicable to such outstanding Eurodollar based Advance; and

         (f) a Request for Advance, once delivered to Bank, shall not be revocable by Borrower; provided, however, as aforesaid, Bank shall not be obligated to make any Advance under this Note.


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

         If, as to any outstanding Eurodollar-based Advance, Bank shall not receive a timely Request for Advance in accordance with the foregoing requesting the refunding of such Advance as a Eurodollar-based Advance, the principal amount of such Advance which is not then repaid shall be automatically converted to a Prime-based Advance on the last day of the Interest Period applicable thereto, subject in all respects to the terms and conditions of this Note. The foregoing shall not in any way whatsoever limit or otherwise affect any of Bank's rights or remedies under this Note upon the occurrence of any Default hereunder, or any condition or event which, with the giving of notice or the running of time, or both, would constitute a Default.

         Borrower may prepay all or part of the outstanding balance of any Prime-based Advance under this Note at any time. Borrower may prepay all or part of any Eurodollar-based Advance on the last day of the Interest Period applicable thereto, provided that the aggregate balance of Eurodollar-based Advances outstanding after such prepayment shall be at least Five Hundred Thousand Dollars ($500,000.00), and the unpaid portion of such Eurodollar-based Advance which is then refunded or converted shall be subject to the limitations set forth in this Note. Any prepayment made in accordance with this paragraph shall be without premium or penalty. Any other prepayment shall be otherwise restricted by and subject to the terms of this Note.

         Subject to the definition of an "Interest Period" hereunder, in the event that any payment under this Note becomes due and payable on any day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and, to the extent applicable, interest shall continue to accrue and be payable thereon during such extension at the rates set forth in this Note.

         All payments to be made by Borrower to Bank under or pursuant to this Note shall be in immediately available funds, without setoff or counterclaim, and in the event that any payments submitted hereunder are in funds not available until collected, said payments shall continue to bear interest until collected. Borrower hereby authorizes Bank to charge any account of Borrower with Bank for all sums due hereunder when due in accordance with the terms hereof.

         If Borrower makes any payment of principal with respect to any Eurodollar-based Advance on any day other than the last day of the Interest Period applicable thereto (whether voluntarily, by acceleration, or otherwise), or if Borrower fails to borrow any Eurodollar-based Advance after notice has been given by Borrower to Bank in accordance with the terms of this Note requesting such Advance, or if Borrower fails to make any payment of principal or interest in respect of a Eurodollar-based Advance when due, Borrower shall reimburse Bank, on demand, for any resulting loss, cost or expense incurred by Bank as a result thereof, including, without limitation, any such loss, cost or expense incurred in obtaining, liquidating, employing or redeploying deposits from third parties, whether or not Bank shall have funded or committed to fund such Advance. Such amount payable by Borrower to Bank may include, without limitation, an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, refunded or converted, for the period from the date of such prepayment or of such failure to borrow, refund or convert, through the last day of the relevant Interest Period, at the applicable rate of interest for said Advance(s) provided under this Note, over (b) the amount of interest (as reasonably determined by Bank) which would have accrued to Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. Calculation of any amounts payable to Bank under this paragraph shall be made as though Bank shall have actually funded or committed to fund the relevant Eurodollar-based Advance through the purchase of an underlying deposit in an amount equal to the amount of such Advance and having a maturity comparable to the relevant Interest Period; provided, however, that Bank may fund any Eurodollar-based Advance in any manner it deems fit and the foregoing assumptions shall be utilized only for the purpose of the calculation of amounts payable under this paragraph. Upon the written request of Borrower, Bank shall deliver to Borrower a certificate setting forth the basis for determining such losses, costs and expenses, which certificate shall be conclusively presumed correct, absent manifest error.

         For any Eurodollar-based Advance, if Bank shall designate a Eurodollar Lending Office which maintains books separate from those of the rest of Bank, Bank shall have the option of maintaining and carrying such Advance on the books of such Eurodollar Lending Office.

         If, with respect to any Interest Period, Bank determines that, (a) by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in Eurodollars in the applicable amounts or for the relative maturities are not being offered to Bank for such Interest Period, or
(b) if the rate of interest referred to in the definition of "Eurodollar-based Rate" upon the basis of which the rate of interest for a Eurodollar-based Advance is to be determined does not accurately or fairly cover or reflect the cost to Bank of making or maintaining a Eurodollar-based Advance hereunder, then Bank shall forthwith give notice thereof to the Borrower. Thereafter, until Bank notifies Borrower that such conditions or circumstances no longer exist, the right of Borrower to request a Eurodollar-based Advance and to convert an Advance to or refund an Advance as a Eurodollar-based Advance shall be suspended.

         If, after the date hereof, the introduction of, or any change in, any applicable law, rule or regulation or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by Bank (or its Eurodollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for the Bank (or its Eurodollar Lending Office) to make or maintain any Advance with interest at the Eurodollar-based Rate, Bank shall forthwith give notice thereof to Borrower. Thereafter, (a) until Bank notifies Borrower that such conditions or circumstances no longer exist, the right of Borrower to request a Eurodollar-based Advance and to convert an Advance to or refund an Advance as a Eurodollar-based Advance shall be suspended, and thereafter, Borrower may select only the Prime-based Rate as the Applicable Interest Rate hereunder, and
(b) if Bank may not lawfully continue to maintain an outstanding Advance to the end of the then current Interest Period applicable thereto, the Prime-based Rate shall be the Applicable Interest Rate for the remainder of such Interest Period with respect to such outstanding Advance.

         If the adoption after the date hereof, or any change after the date hereof in, any applicable law, rule or regulation of any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Bank (or its Eurodollar Lending Office) with any request or directive (whether or not having the force of law) made by any such authority, central bank or comparable agency after the date hereof:

         (a) shall subject Bank (or its Eurodollar Lending Office) to any tax, duty or other charge with respect to this Note or any Advance hereunder or shall change the basis of taxation of payments to Bank (or its Eurodollar Lending Office) of the principal of or interest on any Advance or any other amounts due under this Note in respect thereof (except for changes in the rate of tax on the overall net income of Bank or its Eurodollar Lending Office imposed by the jurisdiction in which Bank's principal executive office or Eurodollar Lending Office is located); or

         (b) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by Bank (or its Eurodollar Lending Office) or shall impose on Bank (or its Eurodollar Lending Office) or the foreign exchange and interbank markets any other condition affecting any Advance under this Note;

and the result of any of the foregoing is to increase the cost to Bank of maintaining any part of the indebtedness hereunder or to reduce the amount of any sum received or receivable by Bank under this Note by an amount deemed by the Bank to be material, then Borrower shall pay to Bank, within fifteen (15) days of Borrowers receipt of written notice from Bank demanding such compensation, such additional amount or amounts as will compensate Bank for such increased cost or reduction. A certificate of Bank, prepared in good faith and in reasonable detail by Bank and submitted by Bank to Borrower, setting forth the basis for determining such additional amount or amounts necessary to compensate Bank shall be conclusive and binding for all purposes, absent manifest error in computation.

         In the event that any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not presently applicable to Bank, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by Bank with any guideline, request or directive of any such authority (whether or not having the force of law), including any risk-based capital guidelines, affects or would affect the amount of capital required or expected to be maintained by Bank (or any corporation controlling
Bank), and Bank determines that the amount of such capital is increased by or based upon the existence of any obligations of Bank hereunder or the making or maintaining any Advances hereunder, and such increase has the effect of reducing the rate of return on Banks (or such controlling corporations) capital as a consequence of such obligations or the making or maintaining of such Advances hereunder to a level below that which Bank (or such controlling corporation) could have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy), then Borrower shall pay to Bank, within fifteen (15) days of Borrower s receipt of written notice from Bank demanding such compensation, additional amounts as are sufficient to compensate Bank (or such controlling corporation) for any increase in the amount of capital and reduced rate of return which Bank reasonably determines to be allocable to the existence of any obligations of the Bank hereunder or to the making or maintaining any Advances hereunder. A certificate of Bank as to the amount of such compensation, prepared in good faith and in reasonable detail by the Bank and submitted by Bank to Borrower, shall be conclusive and binding for all purposes absent manifest error in computation.

         This Note and any other indebtedness and liabilities of any kind of Borrower to Bank, and any and all modifications, renewals or extensions thereof, whether joint or several, contingent or absolute, direct or indirect, now existing or later arising, and however evidenced (collectively the "Indebtedness"), are secured by and Bank is granted a security interest in all items at any time deposited in any account of Borrower with Bank and by all proceeds of these items (cash or otherwise), all account balances of Borrower from time to time with Bank, by all property of Borrower from time to time in the possession of Bank, and by any other collateral, rights and properties described in each and every mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by Borrower or others to or for the benefit of Bank (collectively the "Collateral").

         If Borrower or any guarantor under a guaranty of all or part of the Indebtedness ("guarantor") (a) fail(s) to pay this Note, or any part thereof, or any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand; or (b) fail(s) to comply with any of the terms or provisions of any agreement between Borrower or any guarantor and Bank; or (c) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding, or (if a corporation) is the subject of a dissolution, merger or consolidation; or (d) if any warranty or representation made by Borrower or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete in any material respect; (e) or if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (f) if there is any failure by Borrower or any guarantor to pay, when due, any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (g) if Bank deems itself insecure, believing in good faith that the prospect of payment or performance of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (h) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon Borrower or any guarantor or any of the Collateral, including, without limit, any accounts of Borrower or any guarantor with Bank, then Bank, upon the occurrence and at any time during the continuance or existence of any of these conditions or events (each a "Default"), may at its option and without prior notice to Borrower, declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by Bank to Borrower, and exercise any one or more of the rights and remedies granted to Bank by any agreement with Borrower or given to it under applicable law, or otherwise.

         Borrower waives presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices, and agrees that no extension or indulgence to Borrower, or release, substitution or nonenforcement of any security, or release or substitution of any guarantor or any other party, whether with or without notice, shall affect the obligations of Borrower. Borrower waives all defenses or right to discharge available under Section 3-605 of the Uniform Commercial Code and waives all other suretyship defenses or right to discharge. Borrower agrees that Bank has the right to sell, assign, or grant participations, or any interest, in any or all of the Indebtedness, and that, in connection with such right, but without limiting its ability to make other disclosures to the full extent allowable, Bank may disclose all documents and information which the Bank now or later has relating to Borrower and the Indebtedness.

         Borrower agrees to reimburse Bank, or any other holder or owner of this Note, for any and all costs and expenses (including, without limit, court costs, legal expenses and reasonable attorneys fees, whether inside or outside counsel is used, whether or not suit is instituted, and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or the Indebtedness or incurred in any other matter or proceeding relating to this Note or the Indebtedness.

         Borrower acknowledges and agrees that there are no contrary agreements, oral or written, establishing a term of this Note and agrees that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by a duly authorized officer of Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN.

         This Note shall bind Borrower and Borrower's respective successors and assigns.

         For the purposes of this Note, the following terms have the following meanings:

         "Advance" means a borrowing requested by Borrower and made by

Bank under this Note, including any refunding of an outstanding Advance as the same type of Advance or the conversion of any such outstanding Advance to another type of Advance, and shall include a Eurodollar-based Advance and a Prime-based Advance.

         "Applicable Interest Rate" means the Eurodollar-based Rate or the Prime-based Rate, as selected by Borrower from time to time or as otherwise determined in accordance with the terms and conditions of this Note.

         "Business Day" means any day, other than a Saturday, Sunday or holiday, on which Bank is open for all or substantially all of its domestic and international business (including dealings in foreign exchange) in Detroit, Michigan.

         "Eurodollar-based Advance" means an Advance which bears interest at the Eurodollar-based Rate.

         "Eurodollar-based Rate" means a per annum interest rate which is equal to the sum of two and ten-hundredths percent (2.10%), plus the quotient of:

         (a) the per annum interest rate at which Bank's Eurodollar Lending Office offers deposits to prime banks in the eurodollar market in an amount comparable to the relevant Eurodollar-based Advance and for a period equal to the relevant Interest Period at or about 11:00 a.m. (Detroit, Michigan time) (or as soon thereafter as practical) one (1) Business Day prior to the first day of such Interest Period:

                 divided by

         (b) a percentage equal to 100% minus the maximum rate during such Interest Period at which Bank is required to maintain reserves on Euro-currency Liabilities as defined in and pursuant to Regulation D of the Board of Governors of the Federal Reserve System or, if such regulation or definition is modified, and as long as Bank is required to maintain reserves against a category of liabilities which includes eurodollar deposits or includes a category of assets which includes eurodollar loans, the rate at which such reserves are required to be maintained on such category.

         "Eurodollar Lending Office" means Bank's office located in the Cayman Islands, British West Indies, or such other branch of Bank, domestic or foreign, as it may hereafter designate as its Eurodollar Lending Office by notice to Borrower.

         "Interest Period" means a period of from one (1) to ninety (90) days, as selected by Borrower pursuant to the terms of this Note, commencing on the day a Eurodollar-based Advance is made, provided that:

         (a) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day, except that if the next succeeding Business Day falls in another calendar month, the Interest Period shall end on the next preceding Business Day, and when an Interest Period begins on a day which has no numerically corresponding day in the calendar month during which such Interest Period is to end, it shall end on the last Business Day of such calendar month, and

         (b)     no Interest Period shall extend beyond the Maturity Date.

         "Prime-based Advance" shall mean an Advance which bears interest at the Prime-based Rate.

         "Prime Rate" means the per annum interest rate established by Bank as its prime rate for its borrowers, as such rate may vary from time to time, which rate is not necessarily the lowest rate on loans made by Bank at any such time.

         "Prime-based Rate" shall mean a per annum Interest rate which is equal to the Prime Rate minus one-half (1/2%) percent.

         "Request of Advance" means a Request for Advance Issued by Borrower under this Note in the form annexed to this Note as Exhibit "A".

         Borrower agrees to make all payments to Bank of any and all amounts due and owing by Borrower to Bank hereunder, including, without limitation, the payment of principal and interest on any Advance, on the date provided for such payment in United States Dollars in immediately available funds, at the office of Bank located at Comerica Tower at Detroit Center, 500 Woodward Avenue, Detroit, Michigan 48226, or such other address as Bank may notify Borrower in writing.

         No delay or failure of Bank in exercising any right, power or privilege hereunder shall affect such right, power or privilege, nor shall any single or partial exercise thereof preclude any further exercise thereof, or the exercise of any other power, right or privilege. The rights of Bank under this Agreement are cumulative and not exclusive of any right or remedies which Bank would otherwise have, whether by other instruments or by law.

         This Note amends and restates that certain Promissory Note dated January 30, 1995 in the original principal amount of $5,000,000 by Borrower to Bank.

         BORROWER AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY

IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR INDEBTEDNESS HEREUNDER.

                                                CADE INDUSTRIES, INC.


                                                By:_____________________________

                                                Its:____________________________

                                  EXHIBIT "B"

                              REQUEST FOR ADVANCE


         The undersigned hereby requests COMERICA BANK ("Bank") to make a(an) ___________________________(*) Advance to the undersigned on ______________,
19______, in the amount of_________________________________________ Dollars
($________________) under the Promissory Note dated as of September 29, 1995, issued by the undersigned to said Bank in the face amount of Four Million Dollars ($4,000,000.00) (herein called the "Note"). The Interest Period for the requested Advance, if applicable, shall be ____________________(**). In the event that any part of the Advance requested hereby constitutes the refunding or conversion of an outstanding Advance, the amount to be refunded or converted is _______________________________________ Dollars ($_____________), and the last day of the Interest Period for the amounts being converted or refunded hereunder, if applicable, is ____________________, 19___.

         The undersigned represents, warrants and certifies that no Default, or any condition or event which, with the giving of notice or the running of time, or both, would constitute a Default, has occurred and is continuing under the Note, and none will exist upon the making of the Advance requested hereunder. The undersigned further certifies that upon advancing the sum requested hereunder, the aggregate principal amount outstanding under the Note will not exceed the face amount thereof. If the amount advanced to the undersigned under the Note shall at any time exceed the face amount thereof, the undersigned will immediately pay such excess amount, without any necessity of notice or demand.

         The undersigned hereby authorizes Bank to disburse the proceeds of this Request for Advance by crediting the account of the undersigned with Bank separately designated by the undersigned or as the undersigned may otherwise direct, unless this Request for Advance is being submitted for a conversion or refunding of all or any part of any outstanding Advance(s), in which case, such proceeds be deemed to be utilized, to the extent necessary, to refund or convert that portion stated above of the existing outstandings under such Advance(s).

*        Insert, as applicable, "Eurodollar-based" or "Prime-based."

**       For a Eurodollar-based Advance insert, as applicable, any Interest
Period from one (1) day through ninety (90) days.

         Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Note.

         Dated this _______ day of ____________________, 19___.

                                                CADE INDUSTRIES, INC.


                                                By:_____________________________

                                                Its:____________________________

                                  SCHEDULE "C"

                         VARIABLE RATE-INSTALLMENT NOTE


OBLIGOR #:  1289932796
NOTE #:
NOTE DATE:  September 29, 1995
TAX IDENTIFICATION NUMBER:  39-1371038
AMOUNT:  $3,600,000.00
Lansing, Michigan
MATURITY DATE:  October 1, 2002

For Value Received, the undersigned promise(s) to pay to the order of Comerica Bank ("Bank"), at any office of the Bank in the State of Michigan, Three Million Six Hundred Thousand and No/100 Dollars (U.S.) in installments of $128,571.43 each PLUS interest on the unpaid balance from the date of this Note at a per annum rate equal to the Bank's prime rate from time to time in effect minus 0.25% per annum until maturity, whether by acceleration or otherwise, or until Default, as later defined, and after that at a default rate equal to the rate of interest otherwise prevailing under this Note plus 3% per annum (but in no event in excess of the maximum rate permitted by law). Interest shall be calculated for the actual number of days the principal is outstanding on the basis of a 360-day year if this Note evidences a business or commercial loan or a 365/366-day year if a consumer loan. The Bank's "prime rate" is that annual rate of interest so designated by the Bank and which is changed by the Bank from time to time. Interest rate changes will be effective for interest computation purposes as and when the Bank's prime rate changes. Installments of principal and accrued interest due under this Note shall be payable on the 1st day of each quarter, commencing January 1, 1996, and the entire remaining unpaid balance of principal and accrued interest shall be payable on October 1, 2002, (the "Maturity Date"). If the frequency of principal and interest installments is not otherwise specified, installments of principal and interest due under this Note shall be payable monthly on the first day of each month.

In the event the periodic installments set forth above are inclusive of interest, these installments are calculated at an assumed fixed interest rate and an assumed amortization term. In the event the Bank's prime rate changes, the Bank, at its sole option, may from time to time recalculate the periodic installment amount so that the remaining periodic installments will fully amortize the remaining loan balance within the remaining amortization term in equal installments at the interest rate then being charged under this Note. THE UNDERSIGNED AGREE(S) TO PAY THE PERIODIC INSTALLMENTS AS THEY MAY BE RECALCULATED BY THE BANK, AT

THE BANK'S SOLE OPTION, FROM TIME TO TIME AND ACKNOWLEDGE(S) THAT A RECALCULATION SHALL NOT AFFECT THE MATURITY DATE OR THE OTHER TERMS AND PROVISIONS OF THIS NOTE. If this Note or any installment under this Note shall become payable on a day other than a day on which the Bank is open for business, this payment may be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. Any payments of principal in excess of the installment payments required under this Note need not be accepted by the Bank (except as required under applicable law), but if accepted shall apply to the installments last falling due. A late installment charge equal to 5% of each late installment may be charged on any installment payment not received by the Bank within 10 calendar days after the installment due date, but acceptance of payment of this charge shall not waive any default under this Note.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced (collectively "Indebtedness") are secured by and the Bank is granted a security interest in all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every mortgage, security agreement, pledge, assignment and other agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral"). Notwithstanding the above, to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any mortgage on or other security interest in the undersigned's principal dwelling which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place.

If the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness (guarantor) (a) fail(s) to pay this Note or any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand; or (b) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any guarantor and the Bank; or (c) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation) is the subject of a dissolution, merger or consolidation; or (d) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (e) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (f) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (g) if the Bank deems itself insecure, believing that the prospect of payment of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (h) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a Default), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence thereof to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law All Payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3-606 of the Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations, or any interest, in any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness.

The undersigned agree(s) to reimburse the holder or owner of this Note for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorney fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN.

THE MAXIMUM INTEREST RATE SHALL NOT EXCEED 25%, OR THE HIGHEST APPLICABLE USURY CEILING, WHICHEVER IS LESS.

THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

"This Note amends and restates that certain Term Note dated January 30, 1995 in the original principal amount of $785,714.31 by the undersigned to Bank."

                        For Corporations or Partnerships

Cade Industries, Inc.
P.O. Box 23094
Lansing, MI  48909


By:___________________________
Its:__________________________
Title:________________________





           For Individuals, Sole Proprietorships, Trusts, or Estates

Name(s) of Obligor(s) (Type or Print):


Signature(s) of Obligor(s):



_________________________________
Street Address

_________________________________
City      State         ZIP Code



For Bank Use Only

LOAN OFFICER INITIALS:    LOAN GROUP NAME:

LOAN OFFICER I.D. NO.:    LOAN GROUP NO.:

                            EXECUTED PROMISSORY NOTE

                                                         TAX I.D. NO. 39-1371038


                                PROMISSORY NOTE


$4,000,000.00                                                  Detroit, Michigan
                                                              September 29, 1995


         On or before April 1, 1996 (herein called the "Maturity Date"), FOR VALUE RECEIVED, the undersigned, CADE INDUSTRIES, INC. (herein called "Borrower"), promises to pay to the order of COMERICA BANK (herein called "Bank"), in lawful currency of the United States of America, the sum of FOUR MILLION DOLLARS ($4,000,000.00), or so much of said sum as has been advanced and is then outstanding under this Note, together with interest thereon as hereinafter set forth.

         This Note is a note under which Advances, repayments and re-Advances may be made from time to time, subject to the terms and conditions of this Note; provided however, in no event shall Bank be obligated to make any Advances or re-Advances hereunder (notwithstanding anything expressed or implied herein or elsewhere to the contrary).

         Each of the Advances made hereunder shall bear interest at the Eurodollar-based Rate or the Prime-based Rate, as elected by Borrower or as otherwise determined under this Note.

         Accrued and unpaid interest on the unpaid balance of each outstanding Prime-based Advance shall be payable quarterly, in arrears, commencing on December 31, 1995, and on the last Business Day of each succeeding quarter thereafter. Interest accruing at the Prime-based Rate shall be computed on the basis of a year of 360 days, and shall be assessed for the actual number of days elapsed, and in such computation, effect shall be given to any change in the Prime-based Rate as a result of any change in the Prime-based Rate on the date of each such change.

         Accrued and unpaid interest on each Eurodollar-based Advance shall be payable on the last day of the Interest Period applicable thereto. Interest accruing at the Eurodollar-based Rate shall be computed on the basis of a 360 day year and shall be assessed for the actual number of days elapsed from the first day of the Interest Period applicable thereto but not including the last day thereof.

         From and after the occurrence of any Default hereunder, and so long as any such Default remains unremedied or uncured thereafter, the Indebtedness outstanding under this Note shall bear interest at a per annum rate of three percent (3%) above the otherwise Applicable Interest Rate, which interest shall be payable upon demand.

         The amount and date of each Advance, its Applicable Interest Rate, its Interest Period, if any, and the amount and date of any repayment shall be noted on Bank's records, which records shall be conclusive evidence thereof, absent manifest error; provided, however, any failure by Bank to make any such notation, or any error in any such notation, shall not relieve Borrower of its obligations to repay Bank all amounts payable by Borrower to Bank under or pursuant to this Note, when due in accordance with the terms hereof.

         Borrower may request an Advance hereunder, including the refunding of an outstanding Advance as the same type of Advance or the conversion of an outstanding Advance as the same type of Advance, upon the delivery to Bank of a Request for Advance executed by an authorized officer of Borrower, subject to the following:

         (a) no Default, and no condition or event which, with the giving of notice or the running of time, or both, would constitute a Default, shall have occurred and be continuing or exist under this Note:

         (b) each such Request for Advance shall set forth the information required on the Request for Advance form annexed hereto as Exhibit "A";

         (c) each such Request for Advance shall be delivered to Bank by 11:00 a.m. (Detroit, Michigan time) one (1) Business Day prior to the proposed date of Advance in the case of Eurodollar-based Advances, and by 11:00 a.m. (Detroit, Michigan time) on the proposed date of Advance in the case of Prime-based Advances;

         (d) the principal amount of each Eurodollar-based Advance shall be at least Five Hundred Thousand Dollars ($500,000.00);

         (e) the proposed date of any refunding of any outstanding Eurodollar-based Advance as another Eurodollar-based Advance or the conversion of any outstanding Eurodollar-based Advance to a Prime-based Advance shall only be on the last day of the Interest Period applicable to such outstanding Eurodollar based Advance; and

         (f) a Request for Advance, once delivered to Bank, shall not be revocable by Borrower; provided, however, as aforesaid, Bank shall not be obligated to make any Advance under this Note.

         If, as to any outstanding Eurodollar-based Advance, Bank shall not receive a timely Request for Advance in accordance with the foregoing requesting the refunding of such Advance as a Eurodollar-based Advance, the principal amount of such Advance which is not then repaid shall be automatically converted to a Prime-based Advance on the last day of the Interest Period applicable thereto, subject in all respects to the terms and conditions of this Note. The foregoing shall not in any way whatsoever limit or otherwise affect any of Bank's rights or remedies under this Note upon the occurrence of any Default hereunder, or any condition or event which, with the giving of notice or the running of time, or both, would constitute a Default.

         Borrower may prepay all or part of the outstanding balance of any Prime-based Advance under this Note at any time. Borrower may prepay all or part of any Eurodollar-based Advance on the last day of the Interest Period applicable thereto, provided that the aggregate balance of Eurodollar-based Advances outstanding after such prepayment shall be at least Five Hundred Thousand Dollars ($500,000.00), and the unpaid portion of such Eurodollar-based Advance which is then refunded or converted shall be subject to the limitations set forth in this Note. Any prepayment made in accordance with this paragraph shall be without premium or penalty. Any other prepayment shall be otherwise restricted by and subject to the terms of this Note.

         Subject to the definition of an "Interest Period" hereunder, in the event that any payment under this Note becomes due and payable on any day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and, to the extent applicable, interest shall continue to accrue and be payable thereon during such extension at the rates set forth in this Note.

         All payments to be made by Borrower to Bank under or pursuant to this Note shall be in immediately available funds, without setoff or counterclaim, and in the event that any payments submitted hereunder are in funds not available until collected, said payments shall continue to bear interest until collected. Borrower hereby authorizes Bank to charge any account of Borrower with Bank for all sums due hereunder when due in accordance with the terms hereof.

         If Borrower makes any payment of principal with respect to any Eurodollar-based Advance on any day other than the last day of the Interest Period applicable thereto (whether voluntarily, by acceleration, or otherwise), or if Borrower fails to borrow any Eurodollar-based Advance after notice has been given by Borrower to Bank in accordance with the terms of this Note requesting such Advance, or if Borrower fails to make any payment of principal or interest in respect of a Eurodollar-based Advance when due, Borrower shall reimburse Bank, on demand, for any resulting loss, cost or expense incurred by Bank as a result thereof, including, without limitation, any such loss, cost or expense incurred in obtaining, liquidating, employing or redeploying deposits from third parties, whether or not Bank shall have funded or committed to fund such Advance. Such amount payable by Borrower to Bank may include, without limitation, an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, refunded or converted, for the period from the date of such prepayment or of such failure to borrow, refund or convert, through the last day of the relevant Interest Period, at the applicable rate of interest for said Advance(s) provided under this Note, over (b) the amount of interest (as reasonably determined by Bank) which would have accrued to Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. Calculation of any amounts payable to Bank under this paragraph shall be made as though Bank shall have actually funded or committed to fund the relevant Eurodollar-based Advance through the purchase of an underlying deposit in an amount equal to the amount of such Advance and having a maturity comparable to the relevant Interest Period; provided, however, that Bank may fund any Eurodollar-based Advance in any manner it deems fit and the foregoing assumptions shall be utilized only for the purpose of the calculation of amounts payable under this paragraph. Upon the written request of Borrower, Bank shall deliver to Borrower a certificate setting forth the basis for determining such losses, costs and expenses, which certificate shall be conclusively presumed correct, absent manifest error.

         For any Eurodollar-based Advance, if Bank shall designate a Eurodollar Lending Office which maintains books separate from those of the rest of Bank, Bank shall have the option of maintaining and carrying such Advance on the books of such Eurodollar Lending Office.

         If, with respect to any Interest Period, Bank determines that, (a) by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in Eurodollars in the applicable amounts or for the relative maturities are not being offered to Bank for such Interest Period, or
(b) if the rate of interest referred to in the definition of "Eurodollar-based Rate" upon the basis of which the rate of interest for a Eurodollar-based Advance is to be determined does not accurately or fairly cover or reflect the cost to Bank of making or maintaining a Eurodollar-based Advance hereunder, then Bank shall forthwith give notice thereof to the Borrower. Thereafter, until Bank notifies Borrower that such conditions or circumstances no longer exist, the right of Borrower to request a Eurodollar-based Advance and to convert an Advance to or refund an Advance as a Eurodollar-based Advance shall be suspended.

         If, after the date hereof, the introduction of, or any change in, any applicable law, rule or regulation or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by Bank (or its Eurodollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for the Bank (or its Eurodollar Lending Office) to make or maintain any Advance with interest at the Eurodollar-based Rate, Bank shall forthwith give notice thereof to Borrower. Thereafter, (a) until Bank notifies Borrower that such conditions or circumstances no longer exist, the right of Borrower to request a Eurodollar-based Advance and to convert an Advance to or refund an Advance as a Eurodollar-based Advance shall be suspended, and thereafter, Borrower may select only the Prime-based Rate as the Applicable Interest Rate hereunder, and
(b) if Bank may not lawfully continue to maintain an outstanding Advance to the end of the then current Interest Period applicable thereto, the Prime-based Rate shall be the Applicable Interest Rate for the remainder of such Interest Period with respect to such outstanding Advance.

         If the adoption after the date hereof, or any change after the date hereof in, any applicable law, rule or regulation of any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Bank (or its Eurodollar Lending Office) with any request or directive (whether or not having the force of law) made by any such authority, central bank or comparable agency after the date hereof:

         (a) shall subject Bank (or its Eurodollar Lending Office) to any tax, duty or other charge with respect to this Note or any Advance hereunder or shall change the basis of taxation of payments to Bank (or its Eurodollar Lending Office) of the principal of or interest on any Advance or any other amounts due under this Note in respect thereof (except for changes in the rate of tax on the overall net income of Bank or its Eurodollar Lending Office imposed by the jurisdiction in which Bank's principal executive office or Eurodollar Lending Office is located); or

         (b) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by Bank (or its Eurodollar Lending Office) or shall impose on Bank (or its Eurodollar Lending Office) or the foreign exchange and interbank markets any other condition affecting any Advance under this Note;

and the result of any of the foregoing is to increase the cost to Bank of maintaining any part of the indebtedness hereunder or to reduce the amount of any sum received or receivable by Bank under this Note by an amount deemed by the Bank to be material, then Borrower shall pay to Bank, within fifteen (15) days of Borrowers receipt of written notice from Bank demanding such compensation, such additional amount or amounts as will compensate Bank for such increased cost or reduction. A certificate of Bank, prepared in good faith and in reasonable detail by Bank and submitted by Bank to Borrower, setting forth the basis for determining such additional amount or amounts necessary to compensate Bank shall be conclusive and binding for all purposes, absent manifest error in computation.

         In the event that any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not presently applicable to Bank, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by Bank with any guideline, request or directive of any such authority (whether or not having the force of law), including any risk-based capital guidelines, affects or would affect the amount of capital required or expected to be maintained by Bank (or any corporation controlling
Bank), and Bank determines that the amount of such capital is increased by or based upon the existence of any obligations of Bank hereunder or the making or maintaining any Advances hereunder, and such increase has the effect of reducing the rate of return on Banks (or such controlling corporations) capital as a consequence of such obligations or the making or maintaining of such Advances hereunder to a level below that which Bank (or such controlling corporation) could have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy), then Borrower shall pay to Bank, within fifteen (15) days of Borrower s receipt of written notice from Bank demanding such compensation, additional amounts as are sufficient to compensate Bank (or such controlling corporation) for any increase in the amount of capital and reduced rate of return which Bank reasonably determines to be allocable to the existence of any obligations of the Bank hereunder or to the making or maintaining any Advances hereunder. A certificate of Bank as to the amount of such compensation, prepared in good faith and in reasonable detail by the Bank and submitted by Bank to Borrower, shall be conclusive and binding for all purposes absent manifest error in computation.

         This Note and any other indebtedness and liabilities of any kind of Borrower to Bank, and any and all modifications, renewals or extensions thereof, whether joint or several, contingent or absolute, direct or indirect, now existing or later arising, and however evidenced (collectively the "Indebtedness"), are secured by and Bank is granted a security interest in all items at any time deposited in any account of Borrower with Bank and by all proceeds of these items (cash or otherwise), all account balances of Borrower from time to time with Bank, by all property of Borrower from time to time in the possession of Bank, and by any other collateral, rights and properties described in each and every mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by Borrower or others to or for the benefit of Bank (collectively the "Collateral").

         If Borrower or any guarantor under a guaranty of all or part of the Indebtedness ("guarantor") (a) fail(s) to pay this Note, or any part thereof, or any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand; or (b) fail(s) to comply with any of the terms or provisions of any agreement between Borrower or any guarantor and Bank; or (c) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding, or (if a corporation) is the subject of a dissolution, merger or consolidation; or (d) if any warranty or representation made by Borrower or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete in any material respect; (e) or if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (f) if there is any failure by Borrower or any guarantor to pay, when due, any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (g) if Bank deems itself insecure, believing in good faith that the prospect of payment or performance of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (h) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon Borrower or any guarantor or any of the Collateral, including, without limit, any accounts of Borrower or any guarantor with Bank, then Bank, upon the occurrence and at any time during the continuance or existence of any of these conditions or events (each a "Default"), may at its option and without prior notice to Borrower, declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by Bank to Borrower, and exercise any one or more of the rights and remedies granted to Bank by any agreement with Borrower or given to it under applicable law, or otherwise.

         Borrower waives presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices, and agrees that no extension or indulgence to Borrower, or release, substitution or nonenforcement of any security, or release or substitution of any guarantor or any other party, whether with or without notice, shall affect the obligations of Borrower. Borrower waives all defenses or right to discharge available under Section 3-605 of the Uniform Commercial Code and waives all other suretyship defenses or right to discharge. Borrower agrees that Bank has the right to sell, assign, or grant participations, or any interest, in any or all of the Indebtedness, and that, in connection with such right, but without limiting its ability to make other disclosures to the full extent allowable, Bank may disclose all documents and information which the Bank now or later has relating to Borrower and the Indebtedness.

         Borrower agrees to reimburse Bank, or any other holder or owner of this Note, for any and all costs and expenses (including, without limit, court costs, legal expenses and reasonable attorneys fees, whether inside or outside counsel is used, whether or not suit is instituted, and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or the Indebtedness or incurred in any other matter or proceeding relating to this Note or the Indebtedness.

         Borrower acknowledges and agrees that there are no contrary agreements, oral or written, establishing a term of this Note and agrees that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by a duly authorized officer of Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN.

         This Note shall bind Borrower and Borrower's respective successors and assigns.

         For the purposes of this Note, the following terms have the following meanings:

         "Advance" means a borrowing requested by Borrower and made by

Bank under this Note, including any refunding of an outstanding Advance as the same type of Advance or the conversion of any such outstanding Advance to another type of Advance, and shall include a Eurodollar-based Advance and a Prime-based Advance.

         "Applicable Interest Rate" means the Eurodollar-based Rate or the Prime-based Rate, as selected by Borrower from time to time or as otherwise determined in accordance with the terms and conditions of this Note.

         "Business Day" means any day, other than a Saturday, Sunday or holiday, on which Bank is open for all or substantially all of its domestic and international business (including dealings in foreign exchange) in Detroit, Michigan.

         "Eurodollar-based Advance" means an Advance which bears interest at the Eurodollar-based Rate.

         "Eurodollar-based Rate" means a per annum interest rate which is equal to the sum of two and ten-hundredths percent (2.10%), plus the quotient of:

         (a) the per annum interest rate at which Bank's Eurodollar Lending Office offers deposits to prime banks in the eurodollar market in an amount comparable to the relevant Eurodollar-based Advance and for a period equal to the relevant Interest Period at or about 11:00 a.m. (Detroit, Michigan time) (or as soon thereafter as practical) one (1) Business Day prior to the first day of such Interest Period:

                 divided by

         (b) a percentage equal to 100% minus the maximum rate during such Interest Period at which Bank is required to maintain reserves on Euro-currency Liabilities as defined in and pursuant to Regulation D of the Board of Governors of the Federal Reserve System or, if such regulation or definition is modified, and as long as Bank is required to maintain reserves against a category of liabilities which includes eurodollar deposits or includes a category of assets which includes eurodollar loans, the rate at which such reserves are required to be maintained on such category.

         "Eurodollar Lending Office" means Bank's office located in the Cayman Islands, British West Indies, or such other branch of Bank, domestic or foreign, as it may hereafter designate as its Eurodollar Lending Office by notice to Borrower.

         "Interest Period" means a period of from one (1) to ninety (90) days, as selected by Borrower pursuant to the terms of this Note, commencing on the day a Eurodollar-based Advance is made, provided that:

         (a) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day, except that if the next succeeding Business Day falls in another calendar month, the Interest Period shall end on the next preceding Business Day, and when an Interest Period begins on a day which has no numerically corresponding day in the calendar month during which such Interest Period is to end, it shall end on the last Business Day of such calendar month, and

         (b)     no Interest Period shall extend beyond the Maturity Date.

         "Prime-based Advance" shall mean an Advance which bears interest at the Prime-based Rate.

         "Prime Rate" means the per annum interest rate established by Bank as its prime rate for its borrowers, as such rate may vary from time to time, which rate is not necessarily the lowest rate on loans made by Bank at any such time.

         "Prime-based Rate" shall mean a per annum Interest rate which is equal to the Prime Rate minus one-half (1/2%) percent.

         "Request of Advance" means a Request for Advance Issued by Borrower under this Note in the form annexed to this Note as Exhibit "A".

         Borrower agrees to make all payments to Bank of any and all amounts due and owing by Borrower to Bank hereunder, including, without limitation, the payment of principal and interest on any Advance, on the date provided for such payment in United States Dollars in immediately available funds, at the office of Bank located at Comerica Tower at Detroit Center, 500 Woodward Avenue, Detroit, Michigan 48226, or such other address as Bank may notify Borrower in writing.

         No delay or failure of Bank in exercising any right, power or privilege hereunder shall affect such right, power or privilege, nor shall any single or partial exercise thereof preclude any further exercise thereof, or the exercise of any other power, right or privilege. The rights of Bank under this Agreement are cumulative and not exclusive of any right or remedies which Bank would otherwise have, whether by other instruments or by law.

         This Note amends and restates that certain Promissory Note dated January 30, 1995 in the original principal amount of $5,000,000 by Borrower to Bank.

         BORROWER AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY

IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR INDEBTEDNESS HEREUNDER.

                                                      CADE INDUSTRIES, INC.


                                                      By: /s/ Edward B Stephens
                                                      -------------------------
                                                      Its: Vice President

                              EXHIBIT "A" TO NOTE

                              REQUEST FOR ADVANCE


         The undersigned hereby requests COMERICA BANK ("Bank") to make a(an) ___________________________(*) Advance to the undersigned on________________,
19______, in the amount of ____________________________ Dollars
($________________) under the Promissory Note dated as of September 29, 1995, issued by the undersigned to said Bank in the face amount of Four Million Dollars ($4,000,000.00) (herein called the "Note"). The Interest Period for the requested Advance, if applicable, shall be ____________________(**). In the event that any part of the Advance requested hereby constitutes the refunding or conversion of an outstanding Advance, the amount to be refunded or converted is _______________________________________ Dollars ($_____________), and the last day of the Interest Period for the amounts being converted or refunded hereunder, if applicable, is ____________________, 19___.

         The undersigned represents, warrants and certifies that no Default, or any condition or event which, with the giving of notice or the running of time, or both, would constitute a Default, has occurred and is continuing under the Note, and none will exist upon the making of the Advance requested hereunder. The undersigned further certifies that upon advancing the sum requested hereunder, the aggregate principal amount outstanding under the Note will not exceed the face amount thereof. If the amount advanced to the undersigned under the Note shall at any time exceed the face amount thereof, the undersigned will immediately pay such excess amount, without any necessity of notice or demand.

         The undersigned hereby authorizes Bank to disburse the proceeds of this Request for Advance by crediting the account of the undersigned with Bank separately designated by the undersigned or as the undersigned may otherwise direct, unless this Request for Advance is being submitted for a conversion or refunding of all or any part of any outstanding Advance(s), in which case, such proceeds be deemed to be utilized, to the extent necessary, to refund or convert that portion stated above of the existing outstandings under such Advance(s).

*        Insert, as applicable, "Eurodollar-based" or "Prime-based."

**       For a Eurodollar-based Advance insert, as applicable, any Interest
Period from one (1) day through ninety (90) days.

         Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Note.

         Dated this _______ day of ____________________, 19___.

                                        CADE INDUSTRIES, INC.


                                        By:_____________________________

                                        Its:____________________________

                    EXECUTED VARIABLE RATE-INSTALLMENT NOTE

                                                  VARIABLE RATE-INSTALLMENT NOTE


OBLIGOR #:  1289932796
NOTE #:
NOTE DATE:  September 29, 1995
TAX IDENTIFICATION NUMBER:  39-1371038
AMOUNT:  $3,600,000.00
Lansing, Michigan
MATURITY DATE:  October 1, 2002

For Value Received, the undersigned promise(s) to pay to the order of Comerica Bank ("Bank"), at any office of the Bank in the State of Michigan, Three Million Six Hundred Thousand and No/100 Dollars (U.S.) in installments of $128,571.43 each PLUS interest on the unpaid balance from the date of this Note at a per annum rate equal to the Bank's prime rate from time to time in effect minus 0.25% per annum until maturity, whether by acceleration or otherwise, or until Default, as later defined, and after that at a default rate equal to the rate of interest otherwise prevailing under this Note plus 3% per annum (but in no event in excess of the maximum rate permitted by law). Interest shall be calculated for the actual number of days the principal is outstanding on the basis of a 360-day year if this Note evidences a business or commercial loan or a 365/366-day year if a consumer loan. The Bank's "prime rate" is that annual rate of interest so designated by the Bank and which is changed by the Bank from time to time. Interest rate changes will be effective for interest computation purposes as and when the Bank's prime rate changes. Installments of principal and accrued interest due under this Note shall be payable on the 1st day of each quarter, commencing January 1, 1996, and the entire remaining unpaid balance of principal and accrued interest shall be payable on October 1, 2002, (the "Maturity Date"). If the frequency of principal and interest installments is not otherwise specified, installments of principal and interest due under this Note shall be payable monthly on the first day of each month.

In the event the periodic installments set forth above are inclusive of interest, these installments are calculated at an assumed fixed interest rate and an assumed amortization term. In the event the Bank's prime rate changes, the Bank, at its sole option, may from time to time recalculate the periodic installment amount so that the remaining periodic installments will fully amortize the remaining loan balance within the remaining amortization term in equal installments at the interest rate then being charged under this Note. THE UNDERSIGNED AGREE(S) TO PAY THE PERIODIC INSTALLMENTS AS THEY MAY BE RECALCULATED BY THE BANK, AT THE BANK'S SOLE OPTION, FROM TIME TO TIME AND ACKNOWLEDGE(S) THAT A RECALCULATION SHALL NOT AFFECT THE MATURITY DATE OR THE OTHER

TERMS AND PROVISIONS OF THIS NOTE. If this Note or any installment under this Note shall become payable on a day other than a day on which the Bank is open for business, this payment may be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. Any payments of principal in excess of the installment payments required under this Note need not be accepted by the Bank (except as required under applicable law), but if accepted shall apply to the installments last falling due. A late installment charge equal to 5% of each late installment may be charged on any installment payment not received by the Bank within 10 calendar days after the installment due date, but acceptance of payment of this charge shall not waive any default under this Note.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced (collectively "Indebtedness") are secured by and the Bank is granted a security interest in all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every mortgage, security agreement, pledge, assignment and other agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral"). Notwithstanding the above, to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any mortgage on or other security interest in the undersigned's principal dwelling which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place.

If the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness (guarantor) (a) fail(s) to pay this Note or any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand; or (b) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any guarantor and the Bank; or (c) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation) is the subject of a dissolution, merger or consolidation; or (d) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (e) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (f) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (g) if the Bank deems itself insecure, believing that the prospect of payment of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (h) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a Default), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence thereof to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law All Payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section

3-606 of the Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations, or any interest, in any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness.

The undersigned agree(s) to reimburse the holder or owner of this Note for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorney fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN.

THE MAXIMUM INTEREST RATE SHALL NOT EXCEED 25%, OR THE HIGHEST APPLICABLE USURY CEILING, WHICHEVER IS LESS.

THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

"This Note amends and restates that certain Term Note dated January 30, 1995 in the original principal amount of $785,714.31 by the undersigned to Bank."

                        For Corporations or Partnerships

Cade Industries, Inc.
P.O. Box 23094
Lansing, MI  48909


By: /s/ Edward B. Stephens
---------------------------------
Signature of:  Edward B. Stephens

Its: Vice President


           For Individuals, Sole Proprietorships, Trusts, or Estates

Name(s) of Obligor(s) (Type or Print):


Signature(s) of Obligor(s):



_________________________________
Street Address

_________________________________
City      State         ZIP Code



For Bank Use Only

LOAN OFFICER INITIALS:  LMF
LOAN GROUP NAME:  Central MI - Lansing
LOAN OFFICER I.D. NO.:  01109
LOAN GROUP NO.:  90929